                                                                      Exhibit 21

                    WOOLWORTH CORPORATION AND SUBSIDIARIES (1)
                                  April 1, 1998

                                                                                     State or Other
Name                                                                         Jurisdiction of Incorporation
----                                                                         -----------------------------
Woolworth Corporation                                                                   New York
         After Thoughts, Inc.                                                           Delaware
         Foot Locker Asia, Inc.                                                         Delaware
         Foot Locker Asia Limited                                                       Hong Kong
         Foot Locker Australia, Inc.                                                    Delaware
         Foot Locker Austria GmbH                                                       Austria
         Foot Locker Belgium N.V                                                        Belgium
         Foot Locker China, Inc.                                                        Delaware
         Foot Locker Europe B.V.                                                        Netherlands
         Foot Locker France S.A.                                                        France
                  Faust S.A.R.L.                                                        France
                  Florentin Freres-Primaprix S.A.                                       France
                  Les Nouveautes du Centre S.A.R.L.                                     France
         Foot Locker Germany GmbH                                                       Germany
         Foot Locker Italy S.r.l.                                                       Italy
         Foot Locker Japan, Inc.                                                        Delaware
         Foot Locker Japan K.K.                                                         Japan
         Foot Locker Netherlands B.V.                                                   Netherlands
         Foot Locker Singapore Pte. Ltd.                                                Singapore
         Foot Locker Spain S.L.                                                         Spain
         Foot Locker (Thailand) Co., Ltd.                                               Thailand
         Foot Locker U.K. Limited                                                       U.K.
                  Freedom Sportsline Limited                                            U.K.
                           FWW Realty Europe Limited                                    U.K.
         Kids Mart, Inc. (2)                                                            Florida
         Kids Mart Inc.                                                                 Delaware
         Kinney New Zealand Limited                                                     New Zealand
         Little Folk Shop Inc.                                                          Delaware
         Northern Reflections Inc.                                                      Delaware
         Randy River, Inc.                                                              Delaware
         The Richman Brothers Company                                                   Ohio
                  Custom Cut, Inc.                                                      Delaware
         RX Place, Inc.                                                                 Delaware
         The San Francisco Music Box Company                                            California
         Specialty Times, Inc.                                                          Delaware
         Team Edition Apparel, Inc.                                                     Florida
         F. W. Woolworth Co.                                                            New York
                  Afterthoughts Boutiques, Inc.                                         Delaware
                  Barclay Park and Church Advertising Inc.                              Delaware
                  Checklot Service Center, Inc.                                         Delaware
                  Eastbay, Inc.                                                         Wisconsin
                  Frame Scene, Inc.                                                     Delaware
                  Herald Square Stationers, Inc.                                        Delaware
                  Lamston 37-33/45 Seventy-Fourth  Street Corp.                         New York


(1) The name of each subsidiary company is indented under the name of its parent company and, unless otherwise noted in a footnote, each such subsidiary company is 100% owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by Woolworth Corporation are consolidated with Woolworth Corporation for accounting and financial reporting purposes.

                                                                      Exhibit 21


[WOOLWORTH CORPORATION -- (CONT.)]
         [F. W. WOOLWORTH CO.  --  (CONT.)]

                  Lamston 1279 Third Avenue Corp.                                       New York
                  Lamston 69-73/5 Grand Avenue Corp.                                    New York
                  Red Grille of Hawaii, Inc.                                            Delaware
                  Red Grille of Louisiana, Inc.                                         Delaware
                  Trade Center Realty, Inc.                                             Delaware
                  Woolco Fashionwear Corp.                                              Delaware
                  Woolco Inc.                                                           Delaware
                  340 Supply Co.                                                        Pennsylvania
                  Rosedale Accessory Lady, Inc.                                         Minnesota
                           Accessory Lady, Inc.                                         Texas
                           Atlanta Southlake Accessory Lady, Inc.                       Georgia
                           Beachwood Accessory Lady, Inc.                               Ohio
                           Brea Accessory Lady, Inc.                                    California
                           Bridgewater Commons Accessory Lady, Inc.                     New Jersey
                           Buckland Hills Accessory Lady, Inc.                          Connecticut
                           Cherry Hill Accessory Lady, Inc.                             New Jersey
                           Chesterfield Accessory Lady, Inc.                            Virginia
                           Chicago Accessory Lady, Inc.                                 Illinois
                           Copley Place Accessory Lady, Inc.                            Massachusetts
                           Colonie Center Accessory Lady, Inc.                          New York
                           Crabtree Mall Accessory Lady, Inc.                           North Carolina
                           Dadeland Center Accessory Lady, Inc.                         Florida
                           Delamo Accessory Lady, Inc.                                  California
                           Fashion Valley Accessory Lady, Inc.                          California
                           Four Seasons Accessory Lady, Inc.                            North Carolina
                           Fox Valley Accessory Lady, Inc.                              Illinois
                           Garden State Accessory Lady, Inc.                            New Jersey
                           The Gardens Accessory Lady, Inc.                             Florida
                           Glendale Accessory Lady, Inc.                                California
                           Grand Avenue Accessory Lady, Inc.                            Wisconsin
                           Hanes Mall Accessory Lady, Inc.                              North Carolina
                           Hawthorne Center (IL.) Accessory Lady, Inc.                  Illinois
                           Lakeside Accessory Lady, Inc.                                Louisiana
                           Mainplace Accessory Lady, Inc.                               California
                           Mall Del Norte Accessory Lady, Inc.                          Texas
                           McAllen Accessory Lady, Inc.                                 Texas
                           McLean Accessory Lady, Inc.                                  Virginia
                           Menlo Park Accessory Lady, Inc.                              New Jersey
                           Montclair Accessory Lady, Inc.                               California
                           Montgomery Accessory Lady, Inc.                              Maryland
                           Northbrook Accessory Lady, Inc.                              Illinois
                           North County Fair Accessory Lady, Inc.                       California
                           Northridge Accessory Lady, Inc.                              California
                           Oakbrook Center Accessory Lady, Inc.                         Illinois
                           The Oaks Accessory Lady, Inc.                                California
                           Orlando Accessory Lady, Inc.                                 Florida
                           Paradise Valley Accessory Lady, Inc.                         Arizona
                           Palm Beach Mall Accessory Lady, Inc.                         Florida
                           Paramus Park Accessory Lady, Inc.                            New Jersey
                           The Parks Accessory Lady, Inc.                               Texas

                                                                      Exhibit 21


[WOOLWORTH CORPORATION -- (CONT.)]
         [F. W. WOOLWORTH CO. --  (CONT.)]
                  [ROSEDALE ACCESSORY LADY, INC. --  (CONT.)]

                           Penn Square Accessory Lady, Inc.                             Oklahoma
                           Pentagon City Accessory Lady, Inc.                           Virginia
                           Raceway Accessory Lady, Inc.                                 New Jersey
                           Randhurst Accessory Lady, Inc.                               Illinois
                           Regency Square Accessory Lady, Inc.                          Florida
                           Ridgedale Accessory Lady, Inc.                               Minnesota
                           Riverside Hackensack Accessory Lady, Inc.                    New Jersey
                           Roosevelt Field Accessory Lady, Inc.                         New York
                           Scottsdale Accessory Lady, Inc.                              Arizona
                           Southdale Accessory Lady, Inc.                               Minnesota
                           St. Louis Galleria Accessory Lady, Inc.                      Missouri
                           Stoneridge Accessory Lady, Inc.                              California
                           Stonestown Accessory Lady, Inc.                              California
                           Sunrise Boulevard (Fla.) Accessory Lady, Inc.                Florida
                           Sunvalley Accessory Lady, Inc.                               California
                           Towson Accessory Lady, Inc.                                  Maryland
                           Tri-County Accessory Lady, Inc.                              Ohio
                           Tysons Corner Accessory Lady, Inc.                           Virginia
                           Valley Fair Accessory Lady, Inc.                             California
                           Willowbrook Accessory Lady, Inc.                             New Jersey
                           Woodman Avenue Accessory Lady, Inc.                          California
         Kinney Shoe Corporation                                                        New York
                  Armel, Inc.                                                           Florida
                           Armel Acquisition, Inc.                                      Florida
                                    Champs of Crossgates, Inc.                          Florida
                                    Champs of Holyoke, Inc.                             Florida
                                    Champs Sporting Goods of
                                      Esplanade, Inc.                                   Florida
                                    Champs Sporting Goods, Inc.                         Tennessee
                                    Champs Sport Shops, Inc. of Maryville               Florida
                                    Champs Sport Shops, Inc. of Cutler Ridge            Florida
                                    Champs Sport Shops, Inc. of Broward                 Florida
                                    Champs Sport Shops of Daytona, Inc.                 Florida
                                    San Del of Jacksonville, Inc.                       Florida
                                    Champs Sport Shops, Inc. of 163rd Street            Florida
                                    San Del, Inc. of Atlanta                            Florida
                                    Champs Four Seasons, Inc.                           North Carolina
                                    Joe Chichelo, Inc.                                  Florida
                                    Champs Sport Shops, Inc.                            Florida
                                    Champs Sport Shops, Inc. of Aventura                Florida
                                    Champs Sporting Goods of N.C., Inc.                 North Carolina
                                    Champs Sport Shops, Inc. of
                                      Miami International                               Florida
                                    Champs Sporting Goods, Inc.                         Louisiana
                                    Champs Sport Shops, Inc. of Omni                    Florida

                                                                      Exhibit 21


[WOOLWORTH CORPORATION -- (CONT.)]
         [KINNEY SHOE CORPORATION  --  (CONT.)]
                  [ARMEL, INC.  --  (CONT.)]
                           [ARMEL ACQUISITION, INC. -- (CONT.)]

                                    Champs Sport Shops, Inc. of Nashville               Florida
                                    Champs Sport Shops, Inc. of Houston                 Florida
                                    Champs Sport Shops, Inc. of Fort Lauderdale         Florida
                                    Sneakers Inc. of Greensboro                         North Carolina
                                    Sneakers Inc. of Knoxville                          Tennessee
                                    Sneakers Inc. of Daytona Beach                      Florida
                                    Champs of Maryland, Inc.                            Florida
                           Champs of Virginia, Inc.                                     Florida
                           SneaKee Feet of Maryland, Inc.                               Florida
                           SneaKee Feet of Montgomery Village, Inc.                     Florida
                           SneaKee Feet of North Carolina, Inc.                         Florida
                           Runner-Up of Orlando, Inc.                                   Florida
                           SneaKee Feet of Tampa, Inc.                                  Florida
                           SneaKee Feet of Washington Outlet Mall, Inc.                 Florida
                           SneaKee Feet, Inc.                                           Florida
                           Champs of Missouri, Inc.                                     Missouri
                           Champs Sport Shops of Maryland, Inc.                         Maryland
                           Champs of Connecticut, Inc.                                  Connecticut
                           Champs Sport Shops of Massachusetts, Inc.                    Massachusetts
                           Champs of Georgia, Inc.                                      Georgia
                           Champs of New Jersey, Inc.                                   New Jersey
                           Champs of Oklahoma, Inc.                                     Oklahoma
                           Champs of Tennessee, Inc.                                    Tennessee
                  Menlo Trading Company                                                 California
                           Athletic Shoe Factory, Inc.                                  California
                  Simpson's Ferry Leasing Corp.                                         Delaware
                  Janess Properties, Inc.                                               Delaware
                  Kinney Service Corporation                                            Delaware
                  Kinney Trading Corp.                                                  New York
                  Robby's Sporting Goods, Inc.                                          Florida
         Woolworth Realty Corporation                                                   New York
         Woolworth Specialty Corporation                                                California
         Woolworth World Trade Corp.                                                    New York
                  Woolworth Holding S.A. de C.V.                                        Mexico
                           Foot Locker de Mexico, S.A. de C.V.                          Mexico
                           Distribuidora Foot Locker S.A. de C.V.                       Mexico
                  Woolworth Canada Inc.                                                 Canada
                           142739 Canada Limited                                        Canada
                           Woolco Pharmacy (Saskatchewan) Ltd.                          Canada
                  Woolworth Overseas Corp.                                              Delaware

                                                                      Exhibit 21


[WOOLWORTH CORPORATION  --  (CONT.)]
            [WOOLWORTH WORLD TRADE CORP.  (CONT.)]

                  Kinney Shoes (Australia) Limited                                      Australia
                           Colorado Adventure Clothing Pty. Ltd.                        Australia
                           Mathers Enterprises Limited                                  Australia
                           Williams The Shoemen Pty. Ltd.                               Australia
                  Retail Company of Germany, Inc.                                       Delaware
                           F. W. Woolworth Co. Ges. mbH                                 Austria
                           F. W. Woolworth Co. GmbH                                     Germany
                                    Tappiser & Werner GmbH                              Germany
                                    Krone Grundstucksgesellschaft mbH (3)               Germany
                                            LIDOS Verwaltung GMBH & Co.
                                               Vermietungs KG (4)                       Germany
                                            Meyer Der Schuh Beteiligungs-GmbH
                                            u. Co. KG (5)                               Germany
                                    Christa Grundstucks-Vermietungsgesellschaft
                                       mbH & Co. Objekt Frankfurt KG (6)                Germany
                                    Merkur Einkaufsgesellschaft KAUFRING-
                                      WOOLWORTH mbH (7)                                 Germany
                                    EMPTIO I Beteiligungsgesellschaft GbR (8)           Germany
                                            Kaufring AG (9)                             Germany
                           Meyer Der Schuh Beteiligungs-gesellschaft mbH                Germany



(2) 1 million shares of Series A Convertible Preferred Stock, par value $.0001 per share pursuant to a Stock Acquisition Agreement dated May 30, 1996.

(3) 0.29% owned by Retail Company of Germany, Inc.; 99.71% owned by F. W. Woolworth Co. GmbH.

(4) Krone Grundstucksgesellschaft mbH acquired 99% of the shares as a limited partner in 1995.

(5) 99% of the capital is owned Krone Grundstucksgesellschaft mbH (limited partner) and 1% of the capital is owned by Meyer Der Schuh Beteiligungs-GmbH (unlimited partner).

(6) F. W. Woolworth Co. GmbH owns 99% of the capital of this subsidiary and 15% of the voting. rights.

(7)      50% owned by F. W. Woolworth Co. GmbH; 50% owned by Kaufring AG.

(8)      50% owned by F. W. Woolworth Co. GmbH; 50% owned by Commerzbank AG.

(9)      25% of the capital is owned by EMPTIO I Beteiligungsgesellschaft GbR.



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